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                                                                    Exhibit 99.1

TYCO CAPITAL CORPORATION(1)
CONSOLIDATED INCOME STATEMENTS
(IN MILLIONS)
(UNAUDITED)

                                                       FOR THE QUARTERS ENDED
                                                           DECEMBER 31,
                                                 ----------------------------------
                                                      2001               2000
                                                 ----------------------------------
                                                   SUCCESSOR         PREDECESSOR
Finance income                                   $     1,083.8      $      1,391.2
Interest expense                                         349.1               652.2
                                                 -------------      --------------
Net finance income                                       734.7               739.0
Depreciation on operating lease
equipment and operating lease
expense                                                  270.2               348.4
                                                 -------------      --------------
Net finance margin                                       464.5               390.6
Other revenue                                            241.2               217.3
                                                 -------------      --------------
Operating revenue                                        705.7               607.9
                                                 -------------      --------------

Salaries and general operating expenses                  210.3               259.3
Provision for credit losses                              106.0                63.8
Goodwill amortization                                   --                    22.5
                                                 -------------      --------------
Operating expenses                                       316.3               345.6
                                                 -------------      --------------

Income before provision for income taxes
   and minority interest                                 389.4               262.3
Provision for income taxes                              (148.0)              (99.3)
Minority interest in subsidiary trust holding
   solely debentures of the Company, after tax            (2.3)               (2.9)
                                                 -------------      --------------
Net income                                       $       239.1      $        160.1
                                                 =============      ==============



(1) On June 1, 2001, The CIT Group, Inc. ("CIT") was acquired by a wholly-owned subsidiary of Tyco International Ltd., a diversified manufacturing and service company, in a purchase business combination recorded under the "push-down" method of accounting, resulting in a new basis of accounting for the "successor" period beginning June 2, 2001. Information relating to all "predecessor" periods prior to the acquisition is presented using CIT's historical basis of accounting.


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TYCO CAPITAL CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEETS
(IN MILLIONS)
PRELIMINARY - SUBJECT TO ADJUSTMENTS

                                                                   DECEMBER 31, SEPTEMBER 30,
                                                                       2001         2001
                                                                   --------------------------
                                                                   (UNAUDITED)
ASSETS
Finance receivables                                                $  29,199.5    $  30,791.3
Reserve for credit losses                                               (472.1)        (471.7)
                                                                   --------------------------
Net finance receivables                                               28,727.4       30,319.6
Operating lease equipment, net                                         5,639.8        5,649.9
Finance receivables held for sale                                      1,510.3        2,014.9
Cash and cash equivalents                                              1,017.6          728.7
Receivables from affiliates                                            1,588.1        1,640.9
Goodwill                                                               6,857.1        6,569.5
Other assets                                                           3,790.6        3,758.2
                                                                   --------------------------
  TOTAL ASSETS                                                     $  49,130.9  $    50,681.7
                                                                   --------------------------

LIABILITIES AND SHAREHOLDER'S EQUITY
Debt:
  Commercial paper                                                 $   7,789.7  $     8,621.5
  Variable rate senior notes                                           9,237.2        9,614.6
  Fixed rate senior notes                                             16,602.7       17,065.5
  Subordinated fixed rate notes                                          100.0          100.0
                                                                   --------------------------
Total Debt                                                            33,729.6       35,401.6
Credit balances of factoring clients                                   2,184.2        2,392.9
Accrued liabilities and payables                                       2,105.8        2,029.2
                                                                   --------------------------
TOTAL LIABILITIES                                                     38,019.6       39,823.7
Company obligated manditorily redeemable preferred securities of
  subsidiary trust holding solely debentures of the Company              259.0          260.0
Total Shareholder's Equity                                            10,852.3       10,598.0

                                                                   --------------------------
  TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                       $  49,130.9  $    50,681.7
                                                                   --------------------------


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TYCO CAPITAL CORPORATION
SELECTED FINANCIAL DATA
(IN MILLIONS)
(UNAUDITED)

                                                                         AT DECEMBER 31,    AT SEPTEMBER 30,
                                                                              2001                2001
                                                                         ---------------    ----------------
Specialty Finance                                                        $     10,894.7     $      11,183.1
Equipment Financing                                                            10,310.4            11,063.7
Capital Finance                                                                 4,979.4             4,928.7
Commercial Finance                                                              7,841.8             8,644.3
Structured Finance                                                              2,661.5             3,068.4
Finance receivables previously securitized                                     10,442.2            10,147.9
                                                                         ---------------    ----------------
  TOTAL MANAGED ASSETS                                                   $     47,130.0     $      49,036.1
                                                                         ---------------    ----------------

                                                                               FOR THE QUARTERS ENDED
                                                                         -----------------------------------
                                                                           12/31/2001          12/31/2000
                                                                         ---------------    ----------------
AVERAGE BALANCES
Average Finance Receivables                                              $     30,431.3     $      34,245.7
Average Earning Assets  (AEA)                                            $     35,695.0     $      41,669.0
Average Managed Assets  (AMA)                                            $     45,769.9     $      52,628.7

                                                                           12/31/2001          12/31/2000
                                                                         ---------------    ----------------
OTHER REVENUE
Fees and other income                                                    $        170.0     $         111.6
Factoring commissions                                                              38.3                38.8
Gains on securitizations                                                           28.0                40.6
Gains on sales of leasing equipment                                                 2.3                32.4
Gains(losses) on venture capital investments                                        2.6                (6.1)
                                                                         ---------------    ----------------
                                                                         $        241.2     $         217.3
                                                                         ---------------    ----------------

                                                                           12/31/2001          12/31/2000
                                                                         ---------------    ----------------
PROFITABILITY
Return on AEA                                                                     2.68%               1.54%
Return on AMA                                                                     2.09%               1.22%
Return on average tangible shareholder's equity                                   23.3%               16.3%
Net finance margin as a percentage of AEA                                         5.21%               3.75%
Volume securitized                                                       $      1,223.8     $       1,204.2
Salaries and general operating expenses as a percentage of AMA                    1.84%               1.97%
Efficiency ratio                                                                  29.8%               42.7%

                                                                         AT DECEMBER 31,    AT SEPTEMBER 30,     AT DECEMBER 31,
                                                                              2001                2001                2000
                                                                         ---------------    ----------------     ---------------
CREDIT QUALITY
Net credit losses as a percentage of average finance receivables                  1.36%               0.87%               0.71%
60+days contractual delinquency as a percentage of finance receivables            3.78%               3.35%               2.98%
60+days managed contractual delinquency as a percentage of managed
   financial assets                                                               3.94%               3.65%               3.29%
Total non-performing assets as a percentage of finance receivables                3.22%               3.02%               2.47%
Reserve for credit losses as a percentage of finance receivables                  1.62%               1.53%               1.40%
CAPITAL AND LEVERAGE
Tangible shareholder's equity to managed assets                                   9.11%               8.88%               7.82%
Debt (net of overnight deposits) to tangible shareholder's equity                 7.71x               8.06x               8.78x